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                                                                  EXHIBIT 10.7.1

                             CALLIDUS SOFTWARE INC.
                            2003 STOCK INCENTIVE PLAN

                          (AS RESTATED AUGUST 31, 2004)

      1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

            (b) "Applicable Laws" means the requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

            (c) "Award" means any Option or other stock-based award granted under this Plan.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Code" means the U.S. Internal Revenue Code of 1986, as amended.

            (f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

            (g) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

            (h) "Company" means Callidus Software Inc., a Delaware corporation.

            (i) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

            (j) "Director" means a member of the Board of Directors of the Company.

            (k) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or protected as a matter of local law or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

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            (l) "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

            (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or if such date is not a trading date, on the previous trading date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) In the absence of an established market for the Common
            Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (p) "Option" means a stock option granted pursuant to the Plan.

            (q) "Option Agreement" means an agreement evidencing the terms and conditions of an individual Option grant. Any Option Agreement is subject to the terms and conditions of the Plan.

            (r) "Optionee" means the holder of an outstanding Option granted under the Plan.

            (s) "Outside Director" means a Director who is not an Employee.

            (t) "Participant" means the holder of an outstanding Award granted under the Plan.

            (u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (v) "Plan" means this 2003 Stock Incentive Plan.

            (w) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

            (x) "Service Provider" means an Employee, Director or Consultant.

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            (y) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

            (z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan.

            (a) Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 2,000,000 shares, plus (x) any Shares remaining available for grant of awards under the Company's 1997 Stock Option Plan on the effective date of the Plan and
      (y) an annual increase on July 1 of each year during the term of the Plan beginning July 1, 2004, in each case in an amount equal to the lesser of
      (i) 2,800,000 shares, (ii) 5.0% of the outstanding shares on the immediately preceding date or (iii) an amount determined by the Board. The Shares may be authorized but unissued, or reacquired, shares or treasury shares.

            (b) No Participant may receive Options and stock appreciation rights under the Plan in any calendar year that relate to more than 1,500,000 Shares.

            (c) If any Shares covered by an Award, or to which such an Award relates, are forfeited, or if an Award otherwise terminates in whole or in part without the delivery of the full number of Shares related thereto, then the Shares covered by such Award, or to which such Award relates, to the extent of any such forfeiture or termination, shall again be, or shall become, available for issuance under the Plan. Shares that have been issued but are repurchased by, or surrendered or forfeited to, the Company shall become available for future grant under the Plan. For purposes of this paragraph, awards and options granted under the Company's 1997 Stock Option Plan shall be treated as Awards.

      4. Administration of the Plan.

            (a) The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

                  (i) To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "non-employee directors" within the meaning of Section 162(m) of the Code.

                  (ii) To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (b) Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

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                  (i) to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

                  (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                  (iv) to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, of any Award
            granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi) to amend the terms of any Award; provided that (A) no such amendment shall directly or indirectly reduce the exercise price of any Award without the approval of the Company's stockholders and (B) no such amendment shall impair the rights of any Participant without the consent of the Participant;

                  (vii) to grant Awards with such terms as the Administrator deems necessary or appropriate in order to comply with or take advantage of the laws of any jurisdiction in which a Participant resides or is employed or to establish a sub-plan under this Plan for such purposes;

                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established by the Administrator for the purpose of qualifying for preferred tax treatment under foreign tax laws or complying with foreign securities or other legal requirements;

                  (ix) to allow Participants to satisfy withholding tax
            obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld; and

                  (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

            (c) All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

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      5. Eligibility.

            (a) Awards may be granted to Service Providers as determined by the Administrator in its sole discretion, except that Incentive Stock Options may be granted only to Employees.

            (b) Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or its Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or its Subsidiary, as appropriate, to terminate such relationship at any time, with or without cause.

      6. Term of Plan. The Plan shall become effective as determined by the Board. It shall continue in effect for a term of ten years unless sooner terminated under Section 14 of the Plan.

      7. Terms of Options.

            (a) The term of each Option shall be stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

            (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (c) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but in the case of any Incentive Stock Option shall be subject to the following:

                      (A) the exercise price of any Incentive Stock Option
                granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

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                      (B) the exercise price of any Incentive Stock Option
                granted to any other Employee shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (d) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      8. Exercise of Option.

            (a) Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise or unless required by local law, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

            (b) An Option shall be deemed exercised when the Company receives:
      (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and
      (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

            (c) Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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      9. Termination of Relationship as a Service Provider.

            (a) Termination. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 30 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the vested portion of the Option shall remain exercisable for 90 days following the Optionee's termination. If, after termination, the Optionee does not exercise his or her Option within the time specified herein or in the Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (b) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's disability, the Optionee may exercise an Option to the extent the Option is vested as of the date of termination, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement). If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (c) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised at any time within 12 months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) to the extent vested as of the date of death. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Buyout Provisions. The Administrator may at any time offer to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

      10. Formula Grants to Outside Directors. Options may be granted to Outside Directors in accordance with the policies established from time to time by the Board specifying the number of shares (if any) to be subject to each such award and the time(s) at which such awards shall be granted. The current policy with respect to Options granted to Outside Directors under this Section, effective as of the date of this Plan and continuing until modified or revoked by the Board from time to time, shall be as follows:

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            (a) Initial Grants. As of the date on which any Outside Director first becomes a member of the Board, whether by election by the stockholders or appointment by the Board, such individual shall be granted automatically a Nonstatutory Stock Option to purchase 30,000 Shares (an "Initial Option").

            (b) Annual Grants. Immediately after the Company's regularly scheduled annual meeting of stockholders each year, the following grants shall be made (each, an "Annual Option"):

                  (i) Each Outside Director shall be granted automatically a
            Nonstatutory Stock Option to purchase 10,000 Shares; provided that if such Outside Director has served on the Board for less than one year, the number of Shares subject to such Annual Option shall be reduced pro rata based on the portion of the year that such Outside Director has served on the Board.

                  (ii) The chair of the Audit Committee shall be granted
            automatically a Nonstatutory Stock Option to purchase 10,000 Shares; provided that if such Director has served in such capacity for less than one year, the number of Shares subject to such Annual Option shall be reduced pro rata based on the portion of the year that such Director has served in such capacity.

                  (iii) The chair of the Compensation Committee and the
            Nominating and Corporate Governance Committee each shall be granted automatically a Nonstatutory Stock Option to purchase 5,000 Shares; provided that if such Director has served in such capacity for less than one year, the number of Shares subject to such Annual Option shall be reduced pro rata based on the portion of the year that such Director has served in such capacity.

                  (iv) The Company's Chairman of the Board (so long as such
            position continues to be held by an Outside Director) shall be granted automatically a Nonstatutory Stock Option to purchase 20,000 Shares; provided that if such Director has served in such capacity for less than one year, the number of Shares subject to such Annual Option shall be reduced pro rata based on the portion of the year that such Director has served in such capacity.

            (c) Terms of Options. Options granted to Outside Directors pursuant to this Section 10 shall be on the following terms, unless otherwise determined by the Board:

                  (i) The exercise price per Share shall be 100% of the Fair
            Market Value per Share on the date of grant of the Option.

                  (ii) Each Initial Option shall vest and become exercisable over four years, with the first 25% vesting on the first anniversary of the grant date and the remainder vesting monthly thereafter.

                  (iii) Each Annual Option shall be fully vested and exercisable immediately.

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                  (iv) The term of each such Option shall be ten years.

      11. Non-Transferability of Awards. Except as otherwise determined by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

      12. Other Stock Awards. The Administrator is hereby authorized to grant to Participants such other Awards (including, without limitation, grants of restricted stock, restricted stock units, stock bonus awards, and stock appreciation rights) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Administrator to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Administrator shall determine the terms and conditions of such Awards, which shall be set forth in an Award Agreement.

      13. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award prior to such transaction, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be continued or assumed or an equivalent award substituted by the Company or the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that any Award is not so continued, assumed or substituted, such Award shall become fully vested and exercisable. If an Award becomes fully vested and exercisable in lieu of continuation, assumption or substitution, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully exercisable for a period of no less than 15 days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided that if such consideration received is not solely common stock of the successor corporation or its Parent, the Administrator may provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock.

      14. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan by the Board shall impair the rights of any Participant with the consent of the Participant. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      15. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to any Award granted hereunder unless the issuance and delivery of such Shares shall comply with Applicable Laws.

            (b) Tax Withholding. The Administrator shall require payment of any amount the Company may determine to be necessary to withhold for any income, employment or

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      social insurance taxes or contributions, as applicable, as a result of the exercise of an award.

      16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

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                             CALLIDUS SOFTWARE, INC.

                            2003 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

1     NOTICE OF STOCK OPTION GRANT

      [Optionee's Name and Address]

      The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

      Grant Number                                __________________________

      Date of Grant                               __________________________

      Vesting Commencement Date                   __________________________

      Exercise Price per Share                    $_________________________

      Total Number of Shares Granted              __________________________

      Total Exercise Price                        $_________________________

      Type of Option:                             [Nonstatutory Stock Option]

      Term Expiration Date:                       __________________________

      Vesting Schedule:

      This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

      [25% of the Shares subject to the Option shall vest and become exercisable 12 months after the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest and become exercisable each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.]

      Termination Period:

      This Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

2     AGREEMENT

      2.1 Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

      2.2   Exercise of Option.

            2.2.1 Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

            2.2.2 Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price. The Administrator shall require payment of any amount the Company may determine to be necessary to withhold for taxes as a result of the exercise of an award. In the absence of any other arrangement, Optionee agrees that the Company shall be entitled to withhold from any payments to be made by the Company to Optionee an amount equal to such withholding obligations.

            No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

            2.3 Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      2.4 Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            2.4.1 cash or check;

            2.4.2 consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

            2.4.3 surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

            2.5 Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

            2.6 Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

            2.7 Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

            2.8 Entire Agreement Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of California.

            2.9 No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE

TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                             CALLIDUS SOFTWARE, INC.

---------------------------                           --------------------------
Signature                                             By

---------------------------                           --------------------------
Print Name                                            Title

---------------------------

---------------------------
Residence Address

                                    EXHIBIT A

                            2003 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

Callidus Software, Inc.
160 West Santa Clara Street
Suite 1500
San Jose, CA  95113

Attention:        Secretary

      Section 1.01 Exercise of Option. Effective as of today, _________, 20__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "Shares") of Callidus Software Inc.(the "Company") under and pursuant to the 2003 Stock Incentive Plan (the "Plan") and the Stock Option Agreement dated ________, 20__ (the "Option Agreement").

      Section 1.02 Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

      Section 1.03 Representations of Optionee. (a) Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

                  (b) Optionee acknowledges that Optionee has received and had access to such information as Optionee considers necessary or appropriate for deciding whether to invest in the Shares. Specifically, Optionee has received and read a copy of the prospectus describing the Plan.

      Section 1.04 Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

      Section 1.05 Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

Submitted by:                                 Accepted by:

OPTIONEE:                                     CALLIDUS SOFTWARE, INC.

-------------------------------               ----------------------------------
Signature                                     By

-------------------------------               ----------------------------------
Print Name                                    Its

Address                                       Address:

-------------------------------               160 West Santa Clara Street, Suite
1500

                                              San Jose, CA  95113

-------------------------------

                                              ----------------------------------
                                              Date Received

                                       6